UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07359
HYPERION BROOKFIELD INCOME FUND, INC.
(Exact name of registrant as specified in charter)
THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010
(Address of principal executive offices) (Zip code)
CLIFFORD E. LAI, PRESIDENT
HYPERION BROOKFIELD INCOME FUND, INC.
THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1 (800) Hyperion
Date of fiscal year end: July 31
Date of reporting period: July 31, 2008

Item 1. Reports to Shareholders.

Hyperion
Brookfield
Income
Fund, Inc.

Annual Report

July 31, 2008

HYPERION BROOKFIELD INCOME FUND, INC.
Portfolio Composition (Unaudited)

The chart that follows shows the allocation of the Fund’s holdings by asset category as of July 31, 2008.

HYPERION BROOKFIELD INCOME FUND, INC.
Portfolio of Investments as of July 31, 2008*

* As a percentage of total investments.

HYPERION BROOKFIELD INCOME FUND, INC.
Portfolio of Investments
July 31, 2008
				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)
ASSET-BACKED SECURITIES – 1.8%
Long Beach Mortgage Loan Trust
Series 2002-5, Class M4B	6.00%		11/25/32	$683	$66,552
Mid-State Trust
Series 2004-1, Class B	8.90		08/15/37	2,246	2,159,199
Sail Net Interest Margin Notes
Series 2004-BN2A, Class B*(e)(g)	7.00		12/27/34	619	62
Series 2003-5, Class A*(e)(g)	7.35		06/27/33	31	3
Series 2003-3, Class A*(g)	7.75		04/27/33	78	8

					73

Structured Asset Investment Loan Trust
Series 2004-11, Class B*(c)(g)	5.00/5.50		01/25/35	1,793	215,086
Series 2003-BC13, Class B*(a)(c)(g)	6.00/6.50		11/25/33	325	48,488
Series 2004-3, Class B*(c)(g)	6.00/6.50		04/25/34	533	29,932

					293,506

Wells Fargo Alternative Loan Trust
Series 2005-1, Class B5	5.50		02/25/35	307	11,502
Series 2005-1, Class B6	5.50		02/25/35	370	9,256

					20,758

Total Asset-Backed Securities
(Cost – $6,604,371)					2,540,088

COMMERCIAL MORTGAGE BACKED SECURITIES – 102.1%
Other Commercial Mortgage Backed Securities – 102.1%
Banc America Commercial Mortgage, Inc.
Series 2004-6, Class F*(g)	5.36		12/10/42	2,500	1,858,797
Series 2007-2, Class L*(g)	5.37		04/10/49	1,514	361,392
Series 2007-2, Class M*(g)	5.37		04/10/49	695	159,364
Series 2007-2, Class N*(g)	5.37		04/10/49	2,340	516,204
Series 2007-2, Class O*(g)	5.37		04/10/49	889	188,913
Series 2007-2, Class P*(g)	5.37		04/10/49	844	163,989
Series 2007-2, Class Q*(g)	5.37		04/10/49	3,131	578,296
Series 2007-2, Class S*(g)	5.37		04/10/49	11,887	1,673,619
Series 2006-2, Class J*(g)	5.48		05/10/45	882	269,013
Series 2006-2, Class K*(g)	5.48		05/10/45	1,386	404,235
Series 2006-2, Class L*(g)	5.48		05/10/45	1,591	444,520
Series 2006-2, Class M*(g)	5.48		05/10/45	1,040	278,589
Series 2006-2, Class N*(g)	5.48		05/10/45	2,080	534,717
Series 2006-2, Class O*(g)	5.48		05/10/45	2,035	485,463
Series 2006-2, Class P*(g)	5.48		05/10/45	11,190	1,827,399
Series 2007-2, Class K*(g)	5.88	†	04/10/49	3,610	1,193,210
Series 2002-PB2, Class K*(g)	6.29		06/11/35	2,000	1,687,036

					12,624,756

See notes to financial statements.

HYPERION BROOKFIELD INCOME FUND, INC.
Portfolio of Investments
July 31, 2008
				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (continued)

Bear Stearns Commercial Mortgage Securities
Series 2005-PWR9, Class L*(g)	4.66%		09/11/42	$5,000	$1,704,140
Series 2004-ESA, Class A3*(g)	4.74		05/14/16	3,500	3,537,569
Series 2004-T16, Class A6	4.75		02/13/46	5,300	4,930,972
Series 2005-T18, Class A4	4.93		02/13/42	11,000	10,265,530
Series 2006-PWR13, Class J*(g)	5.26		09/11/41	3,185	997,860
Series 2006-PWR13, Class K*(g)	5.26		09/11/41	399	112,215
Series 2006-PWR13, Class L*(g)	5.26		09/11/41	2,663	649,974
Series 2006-PWR13, Class M*(g)	5.26		09/11/41	2,175	485,638
Series 2006-PWR13, Class N*(g)	5.26		09/11/41	1,297	276,838
Series 2006-PWR13, Class O*(g)	5.26		09/11/41	2,172	435,135
Series 2006-PWR13, Class P*(g)	5.26		09/11/41	10,858	1,875,619
Series 2004-PWR6, Class F*(g)	5.44	†	11/11/41	2,250	1,427,650
Series 2004-PWR5, Class F*(g)	5.48	†	07/11/42	3,500	2,610,863
Series 2005-PWR10, Class K*(g)	5.63		12/11/40	6,113	2,645,474
Series 1999-C1, Class J*(e)(g)	5.64		02/14/31	1,553	149,512

					32,104,989

CD 2006 CD2
Series 2006-CD2, Class K*(g)	5.09		01/15/46	1,632	454,124
Series 2006-CD2, Class L*(g)	5.09		01/15/46	1,166	311,287
Series 2006-CD6, Class M*(g)	5.09		01/15/46	1,980	478,815

					1,244,226

Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class G*(g)	5.40	†	07/15/44	5,000	3,441,230
Commercial Mortgage Pass-Through Certificates
Series 2006-C8, Class L*(g)	5.06		12/10/46	2,207	672,808
Series 2006-C8, Class M*(g)	5.06		12/10/46	2,207	628,384
Series 2006-C8, Class N*(g)	5.06		12/10/46	551	141,836
Series 2007-C9, Class L*(g)	5.24		12/10/49	4,197	1,187,247
Series 2007-C9, Class M*(g)	5.24		12/10/49	1,647	431,866
Series 2007-C9, Class N*(g)	5.24		12/10/49	1,778	437,406
Series 2007-C9, Class O*(g)	5.24		12/10/49	1,512	342,909
Series 2007-C9, Class P*(g)	5.24		12/10/49	2,549	535,129
Series 2007-C9, Class Q*(g)	5.24		12/10/49	1,527	297,928
Series 2007-C9, Class S*(g)	5.24		12/10/49	10,824	1,603,143

					6,278,656

Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-C3, Class J*(g)	4.23		05/15/38	1,200	775,290
Series 2004-C3, Class J*(g)	4.78		07/15/36	275	154,783
Series 2006-C1, Class L*(g)	5.24		02/15/39	1,717	508,840
Series 2006-C1, Class M*(g)	5.24		02/15/39	1,200	324,019
Series 2006-C1, Class N*(g)	5.24		02/15/39	1,288	321,180
Series 2006-C1, Class O*(g)	5.24		02/15/39	429	99,108
Series 2006-C1, Class P*(g)	5.24		02/15/39	430	92,317
Series 2006-C1, Class Q*(g)	5.24		02/15/39	858	171,704
Series 2006-C1, Class S*(g)	5.24		02/15/39	3,861	582,857

					3,030,098

See notes to financial statements.

HYPERION BROOKFIELD INCOME FUND, INC.
Portfolio of Investments
July 31, 2008
				Principal
	Interest			Amount		Value
	Rate		Maturity	(000s)		(Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (continued)

Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L*(g)	5.15%		09/15/39	$623		$178,396
Series 2006-C4, Class M*(g)	5.15		09/15/39	1,004		253,025
Series 2006-C4, Class N*(g)	5.15		09/15/39	1,619		375,827
Series 2006-C4, Class O*(g)	5.15		09/15/39	1,597		306,399
Series 2006-C4, Class P*(g)	5.15		09/15/39	2,405		422,501
Series 2006-C4, Class Q*(g)	5.15		09/15/39	3,193		524,776
Series 2006-C4, Class S*(g)	5.15		09/15/39	15,963		2,387,299

						4,448,223

Greenwich Capital Commercial Funding Corp.
Series 2005-GG5, Class A5	5.22		04/10/37	11,500	@	10,873,940
JP Morgan Commercial Mortgage Finance Corp.
Series 2003-C1, Class X1*(g)	0.65	†	01/12/37	51,707		1,613,300
Series 2003-C1, Class K*(g)	5.08		01/12/37	1,625		943,511
Series 2003-C1, Class L*(g)	5.08		01/12/37	1,200		547,610
Series 2004-C2, Class A3	5.38	†	05/15/41	5,000	@	4,848,260
Series 2005-LDP5, Class J*(g)	5.50	†	12/15/44	4,500	@	2,665,530
Series 2004-PNC1, Class A4	5.54	†	06/12/41	5,000	@	4,847,590
Series 1999-C7, Class F*(g)	6.00		10/15/35	6,000	@	5,941,614
Series 2007-LD11, Class K*(g)	6.01	†	06/15/49	5,499		1,542,305

						22,949,720

LB-UBS Commercial Mortgage Trust
Series 2002-C2, Class V**	1.00		10/01/12	0		0
Series 2005-C1, Class G*(g)	5.32	†	02/15/40	4,286		2,828,113
Series 2002-C2, Class M*(g)	5.68		07/15/35	900		685,440
Series 2002-C2, Class N*(g)	5.68		07/15/35	1,450		970,708
Series 2001-C7, Class L*(g)	5.87		11/15/33	3,299		2,490,992

						6,975,253

LNR CDO Ltd.
Series 2007-1A, Class F*(g)	3.91	†	12/26/49	3,750		300,000
Merrill Lynch Mortgage Trust
Series 2002-MW1, Class J*(g)	5.70		07/12/34	2,295		1,667,037
Morgan Stanley Cap I, Inc.
Series 2005-HQ6, Class A4A	4.99		08/13/42	12,000	@	11,231,424
Series 2005-HQ6, Class J*(g)	5.60	†	08/13/42	5,000		3,294,300
Series 2006-IQ11, Class J*(g)	5.53		10/15/42	811		193,148
Series 2006-IQ11, Class K*(g)	5.53		10/15/42	586		130,023
Series 2006-IQ11, Class L*(g)	5.53		10/15/42	660		135,227

						14,984,122

See notes to financial statements.

HYPERION BROOKFIELD INCOME FUND, INC.
Portfolio of Investments
July 31, 2008
			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (continued)

PNC Corp. Center B Note(d)(e)	8.85%	03/11/17	$2,350	$2,045,134
Sheffield Bldg. Mezzanine Loan(d)(e)	14.32	10/09/08	5,430	5,328,128
Wachovia Bank Commercial Mortgage Trust
Series 2005-C18, Class J*(g)	4.70	04/15/42	1,248	481,168
Series 2005-C18, Class K*(g)	4.70	04/15/42	1,665	627,290
Series 2005-C18, Class L*(g)	4.70	04/15/42	797	281,097
Series 2005-C18, Class M*(g)	4.70	04/15/42	532	181,390
Series 2005-C18, Class N*(g)	4.70	04/15/42	648	201,166
Series 2002-C2, Class L*(g)	4.94	11/15/34	1,833	1,326,691
Series 2002-C2, Class M*(g)	4.94	11/15/34	1,072	586,427
Series 2002-C2, Class N*(g)	4.94	11/15/34	938	491,001
Series 2002-C2, Class O*(g)	4.94	11/15/34	755	362,675
Series 2002-C2, Class P*(g)	4.94	11/15/34	10,044	2,025,673
Series 2006-C29, Class K*(g)	5.07	11/15/48	1,399	406,909
Series 2006-C29, Class L*(g)	5.07	11/15/48	932	259,229
Series 2006-C29, Class M*(g)	5.07	11/15/48	887	233,627
Series 2006-C29, Class N*(g)	5.07	11/15/48	1,145	286,612
Series 2006-C29, Class O*(g)	5.07	11/15/48	2,464	568,322
Series 2006-C29, Class P*(g)	5.07	11/15/48	2,507	571,370
Series 2006-C29, Class Q*(g)	5.07	11/15/48	11,284	2,149,850
Series 2007-C31, Class L*(g)	5.13	04/15/47	3,380	878,094
Series 2007-C31, Class M*(g)	5.13	04/15/47	729	180,637
Series 2007-C31, Class N*(g)	5.13	04/15/47	2,840	677,865
Series 2007-C31, Class O*(g)	5.13	04/15/47	1,645	371,599
Series 2007-C31, Class P*(g)	5.13	04/15/47	1,654	348,245
Series 2007-C31, Class Q*(g)	5.13	04/15/47	1,654	323,236
Series 2007-C31, Class S*(g)	5.13	04/15/47	940	172,626
Series 2007-C31, Class T*(g)	5.13	04/15/47	1,890	324,430
Series 2007-C31, Class U*(g)	5.13	04/15/47	7,569	1,257,324

				15,574,553

Total Other Commercial Mortgage Backed Securities
(Cost – $239,679,446)				143,870,065

Total Commercial Mortgage Backed Securities
(Cost – $239,679,446)				143,870,065

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES – 5.5%
Subordinated Collateralized Mortgage Obligations – 5.5%
Citicorp Mortgage Securities, Inc.
Series 2003-4, Class B4	5.00	03/25/18	240	179,479
Series 2003-4, Class B5	5.00	03/25/18	120	82,631
Series 2003-4, Class B6	5.00	03/25/18	241	18,059
Series 2003-5, Class B4	5.36	04/25/33	467	347,202
Series 2003-5, Class B5	5.36	04/25/33	312	136,861
Series 2003-5, Class B6	5.36	04/25/33	468	37,641

				801,873

See notes to financial statements.

HYPERION BROOKFIELD INCOME FUND, INC.
Portfolio of Investments
July 31, 2008
				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)

First Horizon Mortgage Trust
Series 2005-FA9, Class B4	5.50%		12/25/35	$1,049	$194,899
Series 2005-FA9, Class B5	5.50		12/25/35	1,579	23,683
Series 2005-FA9, Class B6	5.50		12/25/35	807	8,070

					226,652

Harborview Mortgage Loan Trust
Series 2005-1, Class B4*(b)(g)	4.21	†	03/19/35	874	107,748
Series 2005-1, Class B5*(b)(g)	4.21	†	03/19/35	1,274	38,222
Series 2005-1, Class B6*(b)(g)	4.21	†	03/19/35	702	3,511
Series 2005-14, Class B4*(g)	5.64	†	12/19/35	3,339	166,948

					316,429

Residential Funding Mortgage Sec I
Series 2003-S6, Class B1	5.00		04/25/18	147	114,388
Series 2003-S6, Class B2	5.00		04/25/18	73	51,075
Series 2003-S6, Class B3	5.00		04/25/18	147	30,047
Series 2005-S9, Class B1*(g)	5.75		12/25/35	891	106,884
Series 2005-S9, Class B2*(g)	5.75		12/25/35	535	37,446
Series 2005-S9, Class B3*(g)	5.75		12/25/35	695	20,842

					360,682

Resix Financial Ltd.
Series 2004-A, Class B8*(g)	7.46	†	02/10/36	814	536,521
Series 2005-A, Class B9*(g)	8.21	†	03/10/37	1,304	655,539
Series 2005-D, Class B9*(g)	10.46	†	12/15/37	2,842	1,059,981
Series 2005-A, Class B10*(g)	10.96	†	03/10/37	1,017	481,111
Series 2005-D, Class B10*(g)	11.96	†	12/15/37	1,421	473,581
Series 2005-D, Class B11*(g)	13.96	†	12/15/37	1,895	617,233
Series 2004-A, Class B11*(g)	16.96	†	02/10/36	930	659,018

					4,482,984

Washington Mutual
Series 2005-AR2, Class B11*(b)(g)	3.66	†	01/25/45	3,600	180,010
Series 2005-AR2, Class B12*(b)(g)	3.66	†	01/25/45	1,911	57,327
Series 2003-S3, Class CB5	5.42		06/25/33	1,049	580,517
Series 2003-S3, Class CB6	5.42		06/25/33	1,049	262,353

					1,080,207

Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR4, Class B6	4.56	†	04/25/35	1,099	109,897
Series 2006-14, Class B4*(g)	6.00		11/25/36	1,232	206,088
Series 2006-15, Class B5*(g)	6.00		11/25/36	1,848	110,888
Series 2006-15, Class B6*(g)	6.00		11/25/36	1,545	54,091

					480,964

Total Subordinated Collateralized Mortgage Obligations
(Cost – $28,302,750)					7,749,791

Total Non-Agency Residential Mortgage Backed Securities
(Cost – $28,302,750)					7,749,791

See notes to financial statements.

HYPERION BROOKFIELD INCOME FUND, INC.
Portfolio of Investments					Value
July 31, 2008			Shares		(Note 2)
PREFERRED STOCK – 0.4%
Strategic Hotel Capital, Inc. Series A, 8.50% (REIT)*(g)
(Cost – $949,519)			37,154		$553,829

			Principal
	Interest		Amount		Value
	Rate	Maturity	(000s)		(Note 2)
SHORT TERM INVESTMENTS – 12.1%
Federal Home Loan Bank Discount Notes (f)	2.00%	08/05/08	$7,000		6,998,445
Federal Home Loan Bank Discount Notes (f)	2.10	08/06/08	10,000		9,997,083
United States Treasury Bill (f)	1.92	09/18/08	100	#	99,782

Total Short Term Investments
(Cost – $17,095,276)					17,095,310

Total Investments – 121.9%
(Cost – $292,631,362)					171,809,083
Liabilities in Excess of Other Assets – (21.9)%					(30,871,136)

NET ASSETS – 100.0%					$140,937,947

@	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 6)
*	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2008, the total value of all such Investments was $95,919,484 or 68.06% of net assets.
**	—	Acquired in connection with purchase of LB-UBS Commercial Mortgage Trust Series 2002-C2 Classes Q, S, T, and U.
†	—	Variable Rate Security — Interest Rate is the rate in effect as of July 31, 2008.
#	—	Portion or entire principal amount held as collateral for open future contracts. (Note 8)
(a)	—	Interest rate and principal amounts are based on the notional amount of the underlying mortgage pools.
(b)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. At that date the coupon increases to LIBOR plus a predetermined margin.
(c)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(d)	—	Investment in loans receivable.
(e)	—	Investment valued in good faith pursuant to fair value procedures adopted by the Board of Directors. As of July 31, 2008, the total value of all such Investments was $7,522,839 or 5.34% of net assets.
(f)	—	Zero Coupon Note — Interest rate represents current yield to maturity.
(g)	—	Private Placement
REIT	—	Real Estate Investment Trust

See notes to financial statements.

HYPERION BROOKFIELD INCOME FUND, INC.
Statement of Assets and Liabilities
July 31, 2008

Assets:
Investments in securities, at market (cost $284,802,828) (Note 2)	$164,435,821
Investments in loans receivable (cost $7,828,534)	7,373,262

Total investments (cost $292,631,362)	171,809,083
Cash	843,169
Cash collateral held for margin requirement on swap contracts	3,157,941
Interest receivable	1,556,522
Prepaid expenses	69,936

Total assets	177,436,651

Liabilities:
Reverse repurchase agreements (Note 6)	31,696,500
Interest payable for reverse repurchase agreements (Note 6)	13,796
Unrealized depreciation on swap contracts (Note 8)	4,595,509
Variation margin payable	27,313
Investment advisory fee payable (Note 4)	53,120
Administration fee payable (Note 4)	19,872
Accrued expenses	92,594

Total liabilities	36,498,704

Net Assets (equivalent to $2.65 per share based on 53,221,248 shares issued and outstanding)	$140,937,947

Composition of Net Assets:
Capital stock, at par value ($0.001, 200,000,000 shares authorized) (Note 7)	$53,221
Additional paid-in capital (Note 7)	299,095,502
Undistributed net investment income	378,707
Accumulated net realized loss on investments, swap contracts and futures	(33,099,623)
Net unrealized depreciation on investments, swap contracts and futures	(125,489,860)

Net assets applicable to capital stock outstanding	$140,937,947

See notes to financial statements.

HYPERION BROOKFIELD INCOME FUND, INC.
Statement of Operations
For the Year Ended July 31, 2008

Investment Income (Note 2):
Interest	$29,504,825
Dividends	187,598

29,692,423

Expenses:
Investment advisory fee (Note 4)	832,685
Administration fees (Note 4)	257,805
Insurance	89,396
Custodian	71,512
Directors’ fees	59,999
Audit and tax services	49,375
Legal	37,047
Reports to stockholders	30,149

Total operating expenses	1,427,968
Interest expense on reverse repurchase agreements (Note 6)	3,169,007

Total expenses	4,596,975
Less expenses waived by the investment advisor (Note 4)	(178,940)

Net expenses	4,418,035

Net investment income	25,274,388

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized loss on:
Investment transactions	(17,315,937)
Swap contracts	(7,901,777)
Futures transactions	(7,865,668)

Net realized loss on investment transactions, swap contracts, and futures transactions	(33,083,382)

Net change in unrealized depreciation on:
Investments	(91,172,778)
Swap contracts	699,741
Futures	1,089,791

Net change in unrealized depreciation on investments, swap contracts and futures	(89,383,246)

Net realized and unrealized loss on investments, swap contracts and futures	(122,466,628)

Net decrease in net assets resulting from operations	$(97,192,240)

See notes to financial statements.

HYPERION BROOKFIELD INCOME FUND, INC.
Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	July 31, 2008	July 31, 2007
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$25,274,388	$25,968,391
Net realized gain (loss) on investment transactions, swap contracts, and futures transactions	(33,083,382)	257,316
Net change in unrealized depreciation on investments, swap contracts and futures	(89,383,246)	(32,726,373)

Net decrease in net assets resulting from operations	(97,192,240)	(6,500,666)

Dividends to Stockholders (Note 2):
Net investment income	(25,425,859)	(25,733,022)
Net realized gains	—	(5,806,658)

Total dividends	(25,425,859)	(31,539,680)

Capital Stock Transactions (Note 7):
Net proceeds from sales of shares (9,404,391 and — shares, respectively)	30,000,000	—
Issued to stockholders in reinvestment of distributions (7,708,073 and 4,236,314 shares, respectively)	23,241,871	27,633,727
Cost of shares repurchased ( — and 7,268,150 shares, respectively)	—	(49,423,420)

Net increase (decrease) in net assets from capital stock transactions	53,241,871	(21,789,693)

Total decrease in net assets	(69,376,228)	(59,830,039)
Net Assets:
Beginning of year	210,314,175	270,144,214

End of year (including undistributed net investment income of $378,707 and $209,886, respectively)	$140,937,947	$210,314,175

See notes to financial statements.

HYPERION BROOKFIELD INCOME FUND, INC.
Statement of Cash Flows
July 31, 2008

Increase (Decrease) in Cash:
Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(97,192,240)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(19,765,527)
Proceeds from disposition of long-term portfolio investments and principal paydowns	74,860,930
Purchases of short-term portfolio investments, net	(13,290,331)
Decrease in interest and dividend receivable	308,255
Decrease in swap premiums received	(1,429,905)
Increase in prepaid expenses	(32,688)
Increase in variation margin receivable	(139,453)
Decrease in interest payable for reverse repurchase agreements	(158,829)
Decrease in investment advisory fee payable	(11,694)
Decrease in administration fee payable	(9,959)
Increase in accrued expenses	16,948
Net amortization and paydown losses on investments	(6,084,027)
Unrealized appreciation on investments	91,172,778
Unrealized depreciation on swaps	(699,741)
Net realized loss on investment transactions	17,315,937

Net cash provided by operating activities	44,860,454

Cash flows used for financing activities:
Proceeds from shares sold	30,000,000
Net cash used for reverse repurchase agreements	(69,186,500)
Dividends paid to shareholders, net of reinvestments	(6,089,941)

Net cash used for financing activities	(45,276,441)

Net decrease in cash	(415,987)
Cash at beginning of year	4,417,097

Cash at end of year	$4,001,110

Supplemental Disclosure of Cash Flow Information:

Noncash financing activities not included herein consist of reinvestment of dividends of $23,241,871.

Interest payments for the year ended July 31, 2008 totaled $3,327,836.

Cash at the end of the year includes $3,157,941 held by third parties for margin requirements on swap contracts.

See notes to financial statements.

HYPERION BROOKFIELD INCOME FUND, INC.
Financial Highlights

	For the Year Ended July 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$5.82	$6.90	$6.96	$6.83	$6.84

Net investment income	0.60	0.73	0.60	0.65 *	0.76 *
Net realized and unrealized gain (loss) on investments, short sales, futures transactions and swap contracts	(3.17)	(0.94)	(0.02)	0.15	(0.08)

Net increase (decrease) in net asset value resulting from operations	(2.57)	(0.21)	0.58	0.80	0.68

Dividends from net investment income	(0.60)	(0.72)	(0.59)	(0.65)	(0.65)
Dividends from net realized gains	—	(0.15)	(0.05)	(0.02)	(0.04)

Total dividends	(0.60)	(0.87)	(0.64)	(0.67)	(0.69)

Net asset value, end of year	$2.65	$5.82	$6.90	$6.96	$6.83

Total Investment Return	(45.55)%	(3.97)%	8.47%	11.74%	10.02%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000’s)	$140,938	$210,314	$270,144	$178,578	$138,689
Operating expenses	0.86%	0.79%	0.79%	0.87%	0.89%
Interest expense	1.90%	0.50%	0.82%	0.72%	0.33%
Total expenses	2.76%	1.29%	1.61%	1.59%	1.22%
Total expenses including fee waiver and excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	15.18%	9.39%	9.34%	9.67%	11.02%
Portfolio turnover rate	9%	18%	46%	31%	51%

*	Calculated based on the average shares outstanding during the year.

See notes to financial statements.

HYPERION BROOKFIELD INCOME FUND, INC.
Notes to Financial Statements
July 31, 2008

1.	The Fund

Hyperion Brookfield Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 12, 1995 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. Pursuant to the Fund’s charter, the Fund’s existence will terminate on December 31, 2009, unless stockholders holding more than 75% of the Fund’s common stock agree to extend the duration of the Fund’s existence for another year.

The Fund’s investment objective is to provide a high total return by investing in securities backed by interests in real estate. No assurance can be given that the Fund’s investment objective will be achieved.

2.	Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:  Securities held by the Fund are valued based upon the current bid price where market quotations are readily available. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures approved by the Fund’s Board of Directors. As a general rule, the current fair value of a security would appear to be the amount that the Fund could expect to receive upon its current sale. Some of the general factors that are considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

Valuation of and Basis of Accounting for Loans Receivable:  Loans receivable are carried at fair value, which is considered equal to the present value of the expected future cash flows discounted at the loan’s effective interest rate, or collateral value, if the loan is collateral dependent. Interest income on the loans receivable is accrued based upon the principal amount outstanding.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The value of mortgage-backed securities can be significantly affected by changes in interest rates or in the financial conditions of an issuer or market.

Securities Transactions and Investment Income:  Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.

Taxes:  The Fund intends to qualify and meet the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required.

The Financial Accounting Standards Board (“FASB”) has issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not’’ of being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of July 31, 2008, the Fund has implemented FIN 48 and has determined that there is no impact on its financial statements.

Distributions to Stockholders:  Distributions from net investment income and net realized capital gains (including net short term capital gains), if any, are declared and paid at least annually. Distributions to stockholders are recorded on the ex-dividend date.

HYPERION BROOKFIELD INCOME FUND, INC.
Notes to Financial Statements
July 31, 2008

Income dividends and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the fund as a whole.

Repurchase Agreements:  The Fund may invest in repurchase agreements. A repurchase agreement is an agreement by which the Fund purchases securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed future date. The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Brookfield Asset Management, Inc. (the “Adviser”) is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Swap Agreements:  The Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offer Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Payments paid or received upon the opening of a swap agreement are included in Swap premiums paid or received in the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statement of Operations upon the termination or maturity of the swap. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. See Note 8 for a summary of all open swap agreements as of July 31, 2008.

Financial Futures Contracts:  A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Cash Flow Information.  The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

HYPERION BROOKFIELD INCOME FUND, INC.
Notes to Financial Statements
July 31, 2008

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3.	Risks of Investing in Asset-Backed Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

4.	Investment Advisory Agreements and Affiliated Transactions

The Fund entered into an Investment Advisory Agreement with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Investment Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Investment Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services which are equal to 0.50% of the average weekly net asset value of the Fund.

During the year ended July 31, 2008, the Adviser earned $832,685 in Management fees, of which the Adviser has waived $178,940 of its fee.

The Adviser has contractually agreed to either waive or reimburse the ongoing expenses of the Fund to the extent that such expenses, excluding interest expense, exceed 0.75% of average daily net assets per annum.

The Fund has entered into an Administration Agreement with the Adviser. The Adviser entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average weekly net assets. During the year ended July 31, 2008, the Adviser earned $257,805 in Administration fees. The Adviser is responsible for any fees due the Sub-Administrator, except for NQ filing fees.

Certain officers and/or directors of the Fund are officers and/or directors of the Adviser.

5.	Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the year ended July 31, 2008, were $19,765,527 and $79,659,384, respectively.

6.	Borrowings

Under reverse repurchase agreements, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its Trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

HYPERION BROOKFIELD INCOME FUND, INC.
Notes to Financial Statements
July 31, 2008

At July 31, 2008, the Fund had the following reverse repurchase agreements outstanding:

		Maturity
Face Value	Description	Amount

$7,843,500	Goldman Sachs, 3.06%, dated 07/24/08, maturity date 08/25/08	$7,864,834
10,120,000	Greenwich Capital, 3.21%, dated 07/28/08, maturity date 08/26/08	10,146,169
4,713,000	JP Morgan Chase, 3.31%, dated 07/28/08, maturity date 08/21/08	4,723,400
3,900,000	JP Morgan Chase, 3.05%, dated 07/28/08, maturity date 08/21/08	3,907,930
3,873,000	JP Morgan Chase, 3.05%, dated 07/28/08, maturity date 08/21/08	3,880,875
1,247,000	JP Morgan Chase, 3.50%, dated 07/28/08, maturity date 08/21/08	1,249,910

$31,696,500

	Maturity Amount, Including Interest Payable	$31,773,118

	Market Value of Assets Sold Under Agreements	$40,408,358

	Weighted Average Interest Rate	3.16%

The average daily balance of reverse repurchase agreements outstanding during the year ended July 31, 2008, was approximately $65,222,351 at a weighted average interest rate of 4.86%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $104,472,182 as of August 10, 2007, which was 33.29% of total assets.

7.	Capital Stock

There are 200 million shares of $0.001 par value common stock authorized. Of the 53,221,248 shares outstanding at July 31, 2008, the Adviser owned 69,442 shares. On October 1, 2004 the Fund purchased 174,263 shares of its common stock to provide liquidity to the Fund’s stockholders since the Fund’s shares are not sold on a secondary market. The value of the purchased shares amounted to $1,245,982. Also, on June 14, 2007, the Fund purchased 7,268,150 shares of its common stock to provide liquidity to the Fund’s stockholders. The value of the purchased shares amounted to $49,423,420.

8.	Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the year, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

At July 31, 2008, the following swap agreements were outstanding:

	Expiration		Net Unrealized
Notional Amount	Date	Description	Depreciation

$5,000,000	09/11/42	Agreement with Bear Stearns, dated 11/02/05 to receive monthly the notional amount multiplied by 2.10% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on BSCMS 2005-PWR9K.	$(3,124,297)
6,000,000	04/15/42	Agreement with Morgan Stanley, dated 11/02/05 to receive monthly the notional amount multiplied by 2.15% and to pay in the event of a write down, or failure to pay a principal payment or an interest shortfall on WBCMT 2005-C18J.	(1,471,212)

			$(4,595,509)

HYPERION BROOKFIELD INCOME FUND, INC.
Notes to Financial Statements
July 31, 2008

At July 31, 2008, the Fund had the following short futures contract outstanding:

			Cost at	Value at	Unrealized
Notional Amount	Type	Expiration Date	Trade Date	July 31, 2008	Depreciation
$ 3,800,000	10 Yr. U.S. Treasury	September 2008	$4,291,397	$4,363,469	$(72,072)

9.  Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of distributions paid during the years ending July 31, 2008 and 2007 was as follows:

Distributions paid from:	2008	2007
Ordinary income	$25,425,859	$25,733,022
Long-term capital gains	—	5,806,658

	$25,425,859	$31,539,680

At July 31, 2008, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Undistributed ordinary income	$398,856
Capital loss carryforward	$(7,401,164)
Post October losses	$(25,770,530)
Unrealized depreciation	$(125,437,938)

The capital loss carryforward amount will expire in the years 2015 and 2016 in the amount of $2,201 and $7,398,963, respectively. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The differences between the components of net assets on a tax basis as presented above and undistributed net investment income, accumulated net realized loss and unrealized depreciation as reported in the Statement of Asset and Liabilities is due to temporary book/tax differences related to swap income/expense, the mark to market of unrealized gains and losses on futures and the deferral of post-October losses for tax purposes.

Federal Income Tax Basis:  The federal income tax basis of the Fund’s investments at July 31, 2008 was $292,631,362. Net unrealized depreciation was $120,822,279 (gross unrealized appreciation-$135,754; gross unrealized depreciation-$120,958,033).

Capital Account Reclassifications:  At July 31, 2008, the Fund’s undistributed net investment income was increased by $320,292 with an offsetting increase in accumulated net realized losses. These adjustments were primarily the result of the reclassification of swap income in order to account for permanent book/tax differences and to present undistributed net investment income and accumulated realized losses on a tax basis.

10.  Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.  New Accounting Pronouncements

In September 2006, FASB issued Statement on Financial Accounting Standards (FAS) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. FAS No. 157 applies to fair value measurements already required or permitted by existing standards. FAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2008, the Fund has not completed it evaluation of the impact of the adoption of FAS No. 157 and the impact on the amounts reported in the financial statements.

HYPERION BROOKFIELD INCOME FUND, INC.
Notes to Financial Statements
July 31, 2008

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal periods and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and disclosures.

In September 2008, FASB issued FSP (FASB Staff Position) No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FAS No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS No. 161 (FSP 133-1). FSP 133-1 requires more detailed disclosures about the Fund’s use of credit derivatives when the Fund is a protection seller. The enhanced disclosures include for each credit derivative, its nature (including its terms and its current status with respect to payment/performance risk), the maximum potential amount of undiscounted future payments the Fund could be required to make, its fair value and any associated collateral held by the Fund or by third parties. FSP 133-1 is effective for fiscal periods and interim periods ending after November 15, 2008. Management is currently evaluating the impact the adoption of FSP 133-1 will have on its financial statements and disclosures.

12.  Subsequent Events

On August 29, 2008, the Fund commenced a tender offer, open to all stockholders, offering to purchase for cash 13,207,547 of its issued and outstanding shares at net asset value (the “Offer”). On September 15, 2008, the Fund amended the Offer, offering to purchase for cash or a pro rata portion of the securities held in the Fund’s portfolio 26,981,132, or 51%, of its issued and outstanding shares at net asset value. The Offer is scheduled to expire on September 30, 2008.

HYPERION BROOKFIELD INCOME FUND, INC.
Report of Independent Registered Public Accounting Firm
July 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of the
Hyperion Brookfield Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Hyperion Brookfield Income Fund, Inc. as of July 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended July 31, 2005 have been audited by other auditors, whose reports dated September 15, 2005 and September 15, 2004 expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hyperion Brookfield Income Fund, Inc. as of July 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
September 25, 2008

HYPERION BROOKFIELD INCOME FUND, INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

At a meeting held on March 27, 2008, the Board, including a majority of the Disinterested Directors, approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Hyperion Brookfield Asset Management, Inc. (the “Advisor”) and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Disinterested Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its stockholders. The Board of Directors considered a wide range of information, including information of the type they regularly consider when determining to continue the Fund’s advisory agreement. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

Nature, Extent and Quality of Services.  The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s management through board meetings, conversations and reports. The Board noted that the Advisor is responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Advisor and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Advisor: 1) analyzing the performance of the Fund, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Advisor’s and the Fund’s codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Advisor as an investment adviser and the experience of the team of portfolio managers that manage the Fund, and its current experience in acting as an investment adviser to other investment funds and institutional clients.

Investment Performance.  The Board placed significant emphasis on the investment performance of the Fund in view of its importance to stockholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to information comparing the Fund’s performance with an index of similarly managed funds for the 1, 3 and 5 year and year-to-date periods as of January 31, 2008. The Board noted that while the Fund underperformed the index for all periods, based on the Advisor’s explanation of current market conditions and the steps taken in light of those market conditions, the Board concluded that the Fund’s performance was adequate.

Profitability.  The Board also considered the level of profits expected to be realized by the Advisor and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Advisor for its management of the Hyperion fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Advisor from the Fund was reasonable.

Management Fee and Total Expenses.  The Board also placed significant emphasis on the review of Fund expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that had been provided to it. The Board noted that the fees and expenses payable by the Fund were approximately at the median of those payable by other client accounts managed by the Advisor and concluded that the Fund’s management fee and total expenses were reasonable.

Economies of Scale.  The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that stockholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.

In considering the approval of the Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is adequate in light of current market conditions and in relation to the performance of funds with similar investment objectives; and the proposed Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor.

After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreement.

HYPERION BROOKFIELD INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide the information concerning the directors and officers of the Hyperion Brookfield Income Fund, (the “Fund”).

	Position(s) Held with		Number of
	Fund and Term of	Principal Occupation(s)	Portfolios in Fund
Name, Address	Office and Length of	During Past 5 Years and	Complex Overseen
and Age	Time Served	Other Directorships Held by Director	by Director
Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 72	Director, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected since April 2002	Director of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	11

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 65	Director, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected since May 2005	Chairman (since 2003) and Director of several investment companies advised by the Advisor (1989-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Celgene Corporation (“CELG”) (2006-Present); Director of Student Loan Corporation (“STU”) (2005-Present); Director of Apex Silver Corp. (“SIL”) (2007-Present); General Partner of Resource Capital Fund II & III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (“JTX”) (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	11

Harald R. Hansen c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 76	Director, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected since December 1999	Director of other investment company advised by the Advisor (1999-Present); Director of Crystal River Capital, Inc. (2005-Present); Director and Chairman of Executive Committee of Georgia Commerce Bank (2002-Present); Director of Midtown Alliance (1988-Present); Chairman of the Board of U.S. Disabled Athletes Fund (1991-2005); Trustee and Vice Chairman of the Board of Oglethorpe University (1993-Present); Trustee of Asheville School (1996-Present); Trustee of the Tull Foundation (1996-Present); Member of Advisory Board of Directors of Wachovia Bank, NA. (1996-Present).	2

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 55	Director and Chairman of the Board Elected since September 2000	Managing Partner of Brookfield Asset Management, Inc. (2006-Present); Chairman (2005-Present); Chief Executive Officer (1998-2007); President (1998-2006) and Chief Investment Officer (1993-2002) of the Advisor; President (2005-2008), Chief Executive Officer (2005-2008) and Director of Crystal River Capital, Inc., (“CRZ”) (2005-Present); President and Director of several investment companies advised by the Advisor (1995-Present); and Co-Chairman (2003-2006) and Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC).	11

*	Interested person as defined in the 1940 Act, as amended (the “1940 Act”), because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

HYPERION BROOKFIELD INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

	Position(s) Held with		Number of
	Fund and Term of	Principal Occupation(s)	Portfolios in Fund
Name, Address	Office and Length of	During Past 5 Years and	Complex Overseen
and Age	Time Served	Other Directorships Held by Director	by Director

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 61	Director, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected Since December 2006	Director of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	11

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 61	Director, Chairman of the Audit Committee, Member of Nominating and Compensation Committee Elected Since December 2006	Director of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (“JTX”) (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977- 2002).	11

HYPERION BROOKFIELD INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

Officers of the Fund

	Position(s)	Term of Office and	Principal Occupation(s)
Name, Address and Age	Held with Fund	Length of Time Served	During Past 5 Years
Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 55	President	Elected Annually Since July 2007	Please see “Information Concerning Directors and Officers”

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 49	Vice-President	Elected Annually Since July 2007	Member of the Board of Directors (2002-Present), Chief Executive Officer (2007-Present), President (2006-Present) and Director of Marketing (1997-2006) of the Advisor; President (2008-Present) or Vice President (2007-Present) of several investment companies advised by the Advisor; Executive Vice President and Secretary of Crystal River Capital, Inc. (“CRZ”) (2005-2007).

Thomas F. Doodian* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 49	Treasurer	Elected Annually Since December 1999	Managing Director (2007-Present) of Brookfield Operations & Management Services LLC; Managing Director, Chief Operating Officer (1998-2006) and Chief Financial Officer (2000-2006) of the Advisor; Treasurer of several investment companies advised by the Advisor (1996-Present); Treasurer of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC) (1996-2006).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 39	Secretary	Elected Annually Since November 2006	Director, General Counsel and Secretary of the Advisor (2006-Present); Vice President, and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc. Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Josielyne K. Pacifico* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 35	Chief Compliance Officer (“CCO”)	Elected Annually Since August 2006	Director and CCO (2006-Present), Assistant General Counsel (2006-Present) and Compliance Officer (2005-2006) of the Advisor; Secretary of several investment companies advised by the Advisor (2008-Present); CCO of several investment companies advised by the Advisor (2006-Present); Compliance Manager of Marsh & McLennan Companies (2004-2005); Staff Attorney at the United States Securities and Exchange Commission (2001-2004).

*	Interested person as defined in the 1940 Act, as amended (the “1940 Act”), because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

HYPERION BROOKFIELD INCOME FUND, INC.
Additional Information

Quarterly Portfolio Schedule:  The Fund will file Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Fund’s Form N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling 1-800-HYPERION or on the Fund’s website at http://www.hyperionbrookfield.com.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-497-3746 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1-800-497-3746 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Officers & Directors

Clifford E. Lai
President, Director and Chairman of the Board

Robert F. Birch*
Director

Rodman L. Drake*
Director

Harald R. Hansen*
Director

Stuart A. McFarland*
Director

Louis P. Salvatore*
Director

John J. Feeney, Jr.
Vice President

Thomas F. Doodian
Treasurer

Jonathan C. Tyras
Secretary

Josielyne K. Pacifico
Chief Compliance Officer
* Audit Committee Members

This Report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund Shares.

Hyperion Brookfield Asset Management, Inc.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010

Item 2. Code of Ethics.
     As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Josielyne Pacifico at 1-800-HYPERION or by writing to Ms. Pacifico at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.
Item 3. Audit Committee Financial Expert.
     The Registrant’s Board of Directors has determined that two members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Rodman L. Drake and Louis P. Salvatore. Mr. Drake and Mr. Salvatore are each independent.
Item 4. Principal Accountant Fees and Services.
     Audit Fees
     For the fiscal years ended July 31, 2008 and July 31, 2007, Briggs Bunting & Dougherty, LLP (“BBD”) billed the Registrant aggregate fees of $40,000 in each year for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders.
     Tax Fees
     In the fiscal year ended July 31, 2008 and July 31, 2007, BBD billed the Registrant aggregate fees of $7,000 in each year for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.
     Non-Audit Fees
     In the fiscal year ended July 31, 2008, the Registrant did not incur any non-audit expenses.
     In the fiscal year ended July 31, 2007, Holtz Rubenstein Reminick LLP billed the Registrant aggregate fees of $375 in connection with a consent required for a tender offer filing.
Item 5. Audit Committee of Listed Registrant.
     The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Robert A. Birch, Rodman L. Drake, Harald Hansen, Stuart A. McFarland and Louis P. Salvatore.

Item 6. Schedule of Investments.
     Please see Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
PROXY VOTING POLICIES AND PROCEDURES
The Investment Company Act of 1940 requires funds that invest in voting securities to disclose their proxy voting policies and procedures in their registration statement; and to file the Form N-PX annually with the SEC and make available to their shareholders their actual proxy voting record by either posting it on the funds’ website or making it available to shareholders upon request. The Registrant delegates to the Adviser the responsibility to vote proxies subject to the policies and procedures set forth below.
1. Purpose. The purpose of this document is to describe the policies and procedures for voting proxies received from issuers of securities that are held by the Registrant. These policies and procedures are to be implemented by the investment adviser or sub-adviser, if any, (the “Adviser”) to the Registrant.
2. Policy for Voting Proxies. The Registrant’s policy is to vote proxies in the best interest of the Registrant and its shareholders. Accordingly, any conflict of interest is resolved in a manner that will most benefit the Registrant and its shareholders.
3. The Registrant’s Chief Compliance Officer (“CCO”) is responsible for monitoring the proxy voting process, including the oversight of the Adviser and any third-party vendor retained to review, monitor or vote proxies.
Proxy Voting Procedures for the Registrant
A. Management Recommendations
Because the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should normally be given substantial weight. The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company’s management; unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock or management clearly appear to have failed to exercise reasonable judgment. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interest of the Registrant.
B. Conflicts of Interest
The Registrant recognizes that under certain circumstances the Adviser may have a conflict of interest, real or perceived, in voting proxies on behalf of the Registrant. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Registrant, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Committee. The Adviser shall not vote proxies relating to such issuers on behalf of the Registrant until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Registrant.

A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be made by the Proxy Committee based upon an assessment of the particular facts and circumstances. If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Registrant’s Board of Directors and the Adviser shall follow the instructions of the Registrant’s Board of Directors. The CCO shall keep a record of all materiality decisions and report them to the Registrant’s Board of Directors on a quarterly basis.
C. Routine Proposals
Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.
D. Non-routine Proposals
•	Guidelines on Anti-takeover Issues. Because anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During a review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.
•	Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the Proxy Committee.
E. Proxy Approval
Votes on non-routine matters (including the matters in Section 3.D and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the Chairman of the Proxy Committee.
F. Proxy Voting Procedures
Proxy voting will be conducted in compliance with the policies and procedures described in this memorandum and are subject to the CCO’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

G. Report to the Registrant’s Board of Directors.
On a quarterly basis, the CCO will report in writing to the Registrant’s Board of Directors on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Portfolio Managers
As of October 6, 2008, the Registrant is managed by Julie Madnick. Ms. Madnick is a Managing Director of the Adviser and a Senior Portfolio Manager with over 15 years of industry experience. She is responsible for the day-to day management of the Registrant’s portfolio. She joined the Adviser in 1993 and is responsible for the establishment of strategies and identification of relative value opportunities for the Registrant. Earlier in her career, Ms. Madnick worked at Salomon Brothers, Inc., where she focused on identifying value in mortgage-backed pass-through securities.
Management of Other Accounts
The portfolio manager listed below manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The table below shows the number of other accounts managed by Ms. Madnick and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio	Type of Accounts	Total # of	Total Assets	# of Accounts	Total Assets
Manager		Accounts		Managed with	with Advisory
		Managed as of		Advisory Fee	Fee Based
		July 31, 2008		Based on	on Performance
				Performance
Julie S. Madnick	Registered Investment Company	0	$0	None	None
	Other Pooled Investment Vehicles	0	$0	None	None
	Other Accounts	9	$2.2 billion	None	None
Share Ownership
The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio manager as of July 31, 2008.

Dollar Range of Securities Owned
Julie S. Madnick        $1 — $10,000
Portfolio Manager Material Conflict of Interest
Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the Registrant.
These potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as may be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.
The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser also has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.
Portfolio Manager Compensation
The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.
The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     None.
Item 10. Submission of Matters to a Vote of Security Holders.
     None.

Item 11. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.
(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) None.
     (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.
     (3) None.
(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
HYPERION BROOKFIELD INCOME FUND, INC.

By:	/s/ Clifford E. Lai
Clifford E. Lai
Principal Executive Officer

Date: October 3, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Clifford E. Lai
Clifford E. Lai
Principal Executive Officer

Date: October 3, 2008

By:	/s/ Thomas F. Doodian
Thomas F. Doodian
Treasurer and Principal Financial Officer

Date: October 3, 2008